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                                                                 EXHIBIT 10.33.1

                      AMENDMENT NO.1 TO LETTER AGREEMENT
                      ----------------------------------

          AMENDMENT NO.1 TO LETTER AGREEMENT ("Agreement"), dated as of June 29, 1998, by and among TRITON MANAGEMENT COMPANY, INC., a Delaware corporation
(the "Company"), TRITON PCS HOLDINGS, INC., a Delaware corporation formerly known as Triton PCS, Inc. ("Triton"), and DAVID STANDIG ("Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Executive is the record and beneficial owner of 2,943.56 shares (the "Original Shares") of Triton's common stock, par value $.01 per share (the "Common Stock"); and

          WHEREAS, the Company, Triton and Executive are parties to that certain Letter Agreement dated as of February 4, 1998 (the "Letter Agreement") providing for, among other things, certain rights and obligations of the parties respecting the Original Shares; and

          WHEREAS, on the date hereof Triton has entered into a certain Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement") among Triton, the Cash Equity Investors, the Management Stockholders and the Independent Directors party thereto (as each such term is defined in the Purchase Agreement); and

          WHEREAS, in connection with the Myrtle Beach Closing (as defined in the Purchase Agreement), Executive was awarded on the date hereof an additional
583.33 shares of Common Stock (the "Myrtle Beach Shares"), and Executive is scheduled to receive additional shares of Common Stock in connection with the consummation of certain other transactions contemplated by the Purchase Agreement; and

          WHEREAS, the parties desire to amend the Letter Agreement to reflect the issuance and potential future issuances of shares of Common Stock to Executive pursuant to the Purchase Agreement;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Company, Triton and Executive, intending to be legally bound, hereby agree as follows:

     1.   Amendment to Definition.  From and after the date hereof, all
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references to the term "Shares", as that term is defined in the Letter
Agreement, shall include the Original Shares, the Myrtle Beach Shares, and any other shares of Common Stock that are awarded to Executive pursuant to the Purchase Agreement.
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     2.   No Further Changes.  Except for such amendment, all other terms and
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conditions of the Letter Agreement shall remain the same and continue in full force and effect, and the Letter Agreement, as amended hereby, shall constitute the legally valid and binding obligation of the parties hereto enforceable in accordance with its terms.

          IN WITNESS WHEREOF, each of the Company and Triton has caused this Agreement to be executed by a duly authorized officer, and Executive has hereunto set his hand as of the day and year first above written.

                         COMPANY:
                         TRITON MANAGEMENT COMPANY, INC.


                         By: /s/ Steven R. Skinner
                             ------------------------------------------
                             Steven R. Skinner, President


                         TRITON:
                         TRITON PCS HOLDINGS, INC.


                         By: /s/ Steven R. Skinner
                             ------------------------------------------
                             Steven R. Skinner, President



                         EXECUTIVE:

                             /s/ David Standig
                             ------------------------------------------
                             David Standig

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